Impairment Charge	12 Months Ended
Jan. 31, 2022
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment Charge
25.	IMPAIRMENT CHARGE
During the three-month period ended April 30, 2020, the Company determined that some of its cash-generating units (“CGU”) were impaired and recorded an impairment charge of $30.5 million related to intangible assets of Alumacraft Boat Co. CGU, $33.3 million related to Triton Industries, Inc. CGU, and $60.7 million related to Telwater Pty Ltd CGU. The charges were determined by comparing the carrying amount of each CGU to its recoverable amount, which is the higher of the fair value less costs of disposal or the value in use. The recoverable amount for the impaired CGUs was based on a fair value less costs to sell (“FVLCTS”) calculation using market-based measurement rather than an entity-specific measurement. The Company has determined that the discounted cash flow (“DCF”) technique provided the best assessment of what each impaired CGU could be exchanged for in an arm’s length transaction. Fair value is represented by the present value of expected future cash flows of the business together with the residual value of the business at the end of the forecast period.
On May 27, 2020, the Board of Directors of the Company announced it was realigning its marine business by focusing on the growth of its boat brands and the wind-down of the Evinrude outboard engines production. Its facility located in Sturtevant, WI will be repurposed for new projects. All Alumacraft operations were transferred to St Peter, MN and the plant in Arkadelphia, AR was permanently closed. The Company completed the wind down activities during the year ended January 31, 2022.
In addition, as a consequence of the wind-down of the Evinrude outboard engines production, an impairment charge of $52.6 million of which $30.5 million was allocated to property, plant and equipment and $22.1 million to intangible assets was recorded during the three-month period ended April 30, 2020.